UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 8, 2022

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On June 8, 2022, Graham Corporation (the “Company”) issued a press release describing its results of operations and financial condition for its fourth quarter and fiscal year ended March 31, 2022 (“fiscal year 2022”). The Company’s earnings press release is attached to this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1.

In addition, on June 9, 2022, the Company posted slides with respect to its fourth quarter and fiscal year 2022 financial results to the Investor Relations section of its website that will accompany the Company’s earnings conference call and webcast at 11:00 a.m. Eastern Time on June 9, 2022. The slides are attached to this Form 8-K as Exhibit 99.2.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On June 8, 2022, the Company issued a press release describing its strategic plan. The Company’s press release with respect to its strategic plan is attached to this Current Report on Form 8-K as Exhibit 99.3.

On June 9, 2022, the Company posted slides to the Investor Relations section of its website with respect to its strategic plan that will also accompany the Company’s earnings conference call and webcast at 11:00 a.m. Eastern Time on June 9, 2022. The slides are attached to this Form 8-K as Exhibit 99.4.

The information furnished pursuant to this Item 7.01, including Exhibit 99.3 and Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 8, 2022 describing the results of operations and financial condition for Graham Corporation’s fourth quarter and fiscal year ended March 31, 2022
99.2	Slides with respect to Graham Corporation’s fourth quarter and fiscal year 2022 financial results for the June 9, 2022 Earnings Conference Call and Webcast
99.3	Press Release dated June 8, 2022 describing Graham Corporation’s strategic plan
99.4	Slides regarding Graham Corporation’s strategic plan for the June 9, 2022 Earnings Conference Call and Webcast
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: June 9, 2022	By:	/s/ Christopher Thome
Christopher Thome
Vice President – Finance and Chief Financial Officer